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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported):        July 23, 1998
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                            SFX ENTERTAINMENT, INC.
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               (Exact name of registrant as specified in charter)



        Delaware                     0-24017                   13-3977880
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(State or Other Jurisdiction    (Commission File No.)     (IRS Employer
 of Incorporation)                                         Identification No.)



650 Madison Avenue, 16th Floor, New York, New York            10022
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 838-3100
                                                   ----------------------------


                                      N/A
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(Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        The Marquee Group, Inc. (the "Company") has entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 23, 1998, with SFX Entertainment, Inc. ("Parent") and SFX Acquisition Corp., a wholly-owned subsidiary of Parent ("Sub"), pursuant to which Sub will merge with and into the Company (the "Merger") and the Company shall continue as the surviving corporation of the Merger. Pursuant to the Merger Agreement, upon the consummation of the Merger, each outstanding share of common stock, $.01 par value, of the Company (the "Marquee Common Stock") shall be converted into the right to receive from Parent a number of shares of Class A Common Stock, $.01 par value, of Parent (the "SFX Class A Common Stock") equal to the following exchange ratio (the "Exchange Ratio"): (i) if the SFX Class A Common Stock Price (as defined below) is less than or equal to $57.50, then the Exchange Ratio shall be the number of shares of SFX Class A Common Stock equal to the quotient obtained by dividing $6.00 by the SFX Class A Common Stock Price; (ii) if the SFX Class A Common Stock Price is greater than $57.50 and less than or equal to $60.00, then the Exchange Ratio shall be the number of shares of SFX Class A Common Stock equal to the difference between (A) 0.1200 and (B) the quotient obtained by dividing 0.9000 by the SFX Class A Common Stock Price; and
(iii) if the SFX Class A Common Stock Price is greater than $60.00, then the Exchange Ratio shall be the number of shares of SFX Class A Common Stock equal to the quotient obtained by dividing $6.30 by the SFX Class A Common Stock Price. The term "SFX Class A Common Stock Price" means the average of the reported price for the fifteen consecutive trading days ending on the fifth trading day prior to the effective time of the Merger on the primary exchange on which the SFX Class A Common Stock is traded, including the Nasdaq National Market.

        The consummation of the Merger is subject to the satisfaction of a number of conditions set forth in the Merger Agreement, including, but not limited to, the approval by the stockholders of the Company of the transactions contemplated thereby, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the entry by the Company into a bank credit facility and the consummation of an acquisition, and the receipt of all applicable consents to the Merger from third parties and regulatory agencies. The Merger is expected to be consummated in the fourth quarter of 1998.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the copy of the Merger Agreement attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

(c)  Exhibits.

2.1 Agreement and Plan of Merger, dated as of July 23, 1998, among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

10.1 Press Release, dated July 23, 1998.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                 SFX ENTERTAINMENT, INC.



                                                 By: /s/ Thomas P. Benson
                                                 ------------------------------
                                                 Name: Thomas P. Benson
                                                 Title: Chief Financial Officer


Date: July 31, 1998